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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Current Report
Pursuant To Section 13 or 15(D) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2009
MRV COMMUNICATIONS, INC.
(Name of registrant as specified in its charter)

DELAWARE	06-1340090
(State or other jurisdiction of	(I.R.S. Employer
Incorporation or organization)	Identification Number)

20415 Nordhoff Street
Chatsworth, CA (Address of principal executive offices)	001-11174 (Commission File Number)	91311 (Zip Code)
Registrant’s telephone number, including area code: (818) 773-0900
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On and effective January 29, 2009, registrant amended Article IV Section 2(A) of its Bylaws to separate the offices of registrant’s Chief Executive Officer and registrant’s President so that each of such offices may be held by separate individuals.
Prior to its amendment as aforesaid, Article IV Section 2(A) of registrant’s Bylaws provided that the President shall be the Chief Executive Officer of registrant.
At and effective the same time, registrant also amended other provisions of its Bylaws that were related to or affected by the amendment discussed in paragraph 1 of this Item.
The following table identifies the Articles and sections of registrant’s Bylaws so amended and the amendments, each of which was effective on January 29, 2009:

	Bylaw Section and Article	Amendment
Sections 2 and 5(a) of Article II

Sections 4(C) and 4(G)(i) and Section 6 of Article III

	Sections 2(C) “Secretary” and 2(D) “Treasurer” (each renumbered as Sections 2(D) and 2(E), respectively, as provided below) and Section 3 of Article IV	shall each be amended by substituting “Chief Executive Officer” for “President” wherever the word “President” appears in each of the Sections.

Sections 2 and 3 of Article VI

Section 1 of Article IV	1st sentence	“Chief Executive Officer, a” shall be added before “President”.

	4th sentence	“Chief Executive Officer and the” shall be added after “The” and before “President”;

	Last sentence	“Chief Executive Officer” shall be substituted for “President” wherever the word “President” appears in the sentence.

	A new Section 2(A) of Article IV shall be added to read as follows:	(A) Chief Executive Officer. The Chief Executive Officer, subject to the control of the Board of Directors, shall act in a general executive capacity and shall control the business and affairs of the Corporation. In the absence of the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the Board of Directors and of the stockholders. He or she may also preside at any such meeting attended by the Chairman of the Board if he or she is so designated by the Chairman. Subject to the requirements of the Certificate of Incorporation, the Chief Executive Officer shall have the power to appoint and remove subordinate officers, agents and employees, except those elected by the Board of Directors. The Chief Executive Officer shall keep the Board of Directors fully informed and shall consult with them concerning the business of the Corporation.

	Former Section 2(A) “President” of Article IV shall be renumbered Section 2(B) and the following substituted in lieu of the former Section 2(A):	(B) President. The President shall have such duties as may be determined from time to time by resolution of the Board of Directors not inconsistent with these Bylaws and, in the absence or incapacity of the Chief Executive Officer, shall also perform the duties of that office. In general, subject to the supervision of the Chief Executive Officer, the President shall perform those duties normally incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

	Sections 2(B) Vice Presidents, 2(C) “Secretary” and 2(D) “Treasurer” of Article IV	shall be renumbered as Sections 2(C), 2(D) and 2(E), respectively, of Article IV.

	Section 1 of Article VII	“Chief Executive Officer, the” shall be added after “the” and before “President” in the third sentence.

Bylaw Section and Article	Amendment

Section 1 of Article IX	“chief executive officer” shall be added after “the” and before “president” in the last sentence.
Item 8.01 Other Events.
Press Release Announcing Principal Findings Regarding Stock Option Inquiry
On February 2, 2009, registrant issued a press release announcing the principal findings regarding its stock option inquiry by the special committee of registrant’s Board of Directors.
The text of the press release of February 2, 2009 is attached to this Report as Exhibit 99.1.
Nasdaq Status and Appeal
On January 16, 2009, registrant received a letter from the Nasdaq Listing Qualifications Panel (the “Panel”) affirming the Panel’s decision issued on November 10, 2008 that registrant’s continued listing on The Nasdaq Stock Market was conditioned on registrant becoming current in its delinquent periodic reports by February 10, 2009. The letter noted that the Panel’s decision of November 10, 2008 extending registrant’s compliance deadline to February 10, 2009 represented the full extent of the Panel’s authority to grant an exception to Nasdaq’s listing rules. The Panel’s January 16, 2009 decision accordingly determined to delist registrant’s securities from the Nasdaq Stock Market, and, unless the Nasdaq Listing and Hearings Review Council issues a stay of delisting, will suspend trading in registrant’s shares effective at the open of business on Wednesday, February 11, 2009. Registrant has been and is working diligently to bring itself current with its periodic filing responsibilities by the deadline imposed by the Panel, but, as previously announced, does not expect it can meet that deadline and so informed the Panel, which led to registrant’s receipt of the Panel’s decision of January 16th.
The Panel’s letter informed registrant that it could seek review of the Panel’s January 16, 2009 decision by the Nasdaq Listing and Hearings Review Council (the “Listing Council”). Accordingly, on January 22, 2009, registrant filed an appeal with the Listing Council and a request that the Listing Council take review of the decision and grant a stay of the Panel’s January 16, 2009 decision. If granted, such stay would allow registrant’s common stock to remain listed on Nasdaq following the current February 10, 2009 deadline until the Listing Council rules on registrant’s appeal.
On January 23, 2009, registrant received a letter from the Listing Council stating that the Listing Council will review the Panel’s January 16, 2009 decision and further stating that, no later than February 27, 2009, registrant may submit any additional information that it wishes the Listing Council to consider. The letter did not address registrant’s request for a stay. The Listing Council has the power to grant a stay at any time prior to the delisting of registrant’s stock; however, there can be no assurances that the Listing Council will grant registrant’s request for a stay of the Panel’s January 16, 2009 decision regarding registrant’s continued listing, as described above.
Item 9.01 Financial Statements and Exhibits

Exhibit 3.1 (ii)	Bylaws of registrant as amended through January 29, 2009.

Exhibit 99.1	Registrant’s Press Release of February 2, 2009.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: February 2, 2009

MRV COMMUNICATIONS, INC.
By:	/s/ Noam Lotan
Noam Lotan
President and Chief Executive Officer

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